Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Income Taxes [Abstract]
INCOME TAXES

NOTE 11 – INCOME TAXES

The Company provides for income taxes for each interim period based on the estimated annual effective rate for the year, adjusting for discrete items in the quarter which they arise. The provision for income taxes for the three and nine months ended September 30, 2014 was $197,847 and $327,364. These amounts represent the statutory federal and state rate on the Company’s income before taxes. The effective tax rates of 44.3% and 43.3% for the three and nine months ended September 30, 2014, respectively, were higher than the respective statutory rates due to the expenses associated with non-deductible incentive stock option share-based compensation for these periods.

NOTE 7 - INCOME TAXES

Significant components of the Company's deferred tax assets and liabilities are summarized as follows:

	December 31,	December 31,
	2013	2012
Deferred tax assets:
Net operating loss carry forwards	$2,928,000	$2,920,000
Long lived assets	270,000	326,000
Share based payments	71,000	75,000
Other	35,000	32,000
Deferred tax asset	3,304,000	3,353,000

Deferred tax liabilities:
Long lived assets	(44,000)	(73,000)
Deferred tax liabilities	(44,000)	(73,000)
Net deferred tax asset	3,260,000	3,280,000
Less: Valuation allowance	(3,140,000)	(3,280,000)
Net deferred tax asset	$120,000	$-0-

The recognized deferred tax asset is based upon the expected utilization of its benefit from future taxable income. The Company has federal net operating loss (“NOL”) carryforwards of approximately $7,552,000 as of December 31, 2013, which is subject to limitations under Section 382 of the Internal Revenue Code. These carryforward losses are available to offset future taxable income, and begin to expire in the year 2025 to 2030. A valuation allowance has been recorded, for those deferred tax assets that  management does not believe that the realization is more likely than not.

The foregoing amounts are management’s estimates and the actual results could differ from those estimates. Future profitability in this competitive industry depends on continually obtaining and fulfilling new profitable sales agreements and modifying products.  The inability to obtain new profitable contracts could reduce estimates of future profitability, which could affect the Company’s ability to realize the deferred tax assets.

A reconciliation of the statutory income tax rate to the effective rate is as follows for the period December 31, 2013 and 2012:

	December 31,	December 31,
	2013	2012
Federal income tax rate	34%	34%
State income tax, net of federal benefit	6%	6%
Permanent differences	6%	40%
Prior year adjustments	(35%)	-%
Effective income tax rate	11%	80%
Effect on valuation allowance	(70%)	(80%)
Effective income tax rate	(59.0%)	0.0%

Income tax (benefit) provision:

	Year Ended
	December 31,	December 31,
	2013	2012
Current:
Federal	$-	$-
State and local	-	-

Total current tax provision	-	-

Deferred:
Federal	-	-
State and local	-	-
Release of valuation allowance	(120,000)	-

Total deferred tax (benefit) provision	(120,000)	-

Total (benefit) provision	$(120,000)	-